Exhibit 99.1

BKV Announces Acquisition of Control Position in BKV-BPP Power Joint Venture

to Accelerate Growth Strategy

DENVER, CO - (October 29, 2025) - BKV Corporation (“BKV” or the “Company”) (NYSE: BKV) and Banpu Power US Corporation (“BPPUS”) today announced that they have entered into a definitive purchase agreement (the “Purchase Agreement”) pursuant to which BKV will acquire from BPPUS one-half of BPPUS’ interest in BKV-BPP Power, LLC (“BKV-BPP Power” or the “Power JV”) such that at the closing of the transaction, BKV would own 75% of the limited liability company interests in BKV-BPP Power.

This transaction marks an important step in advancing BKV’s closed loop energy strategy by increasing its ownership and control of the Power JV. The Company continues to see substantial opportunities for growth in its power business, supported by robust load expansion in the ERCOT market in Texas, rising power demand from artificial intelligence and data center development in ERCOT North and the available capacity of the Power JV’s Temple I and II plants.

Following the closing of the transaction, BKV expects to consolidate the financial results of BKV-BPP Power with BKV's consolidated financial results, providing greater visibility and understanding into the business’ cash flow generation and enabling investors to better recognize its value within BKV’s portfolio. In addition, increased ownership and an updated governance structure will allow for greater control by BKV, enhance alignment with BKV’s long-term growth strategy, support continued high reliability of the Temple plants and is expected to unlock additional potential for commercial opportunities in the power business.

This simplified structure also establishes a streamlined platform for operating, building, and acquiring additional power assets—advancing BKV’s growth strategy while maintaining strong strategic alignment with its partner, BPPUS.

BKV has agreed to pay aggregate consideration for the interests pursuant to a formula of (x) $376.0 million less (y) 25% of the net indebtedness of BKV-BPP Power at closing, which consideration will be paid 50% in cash and 50% in BKV common stock (“Stock Consideration”). As of September 30, 2025, net indebtedness of BKV-BPP Power was approximately $581.8 million. The Stock Consideration will be issued at a price per share of $21.6609. BKV plans to fund the cash consideration for the transaction with a combination of cash on hand and borrowings under its existing reserve-based lending agreement. Following the momentum from the completion of BKV's successful high-yield bond offering, as of September 30, 2025, there is $800.0 million of available capacity for future borrowings under BKV’s reserve-based lending credit agreement.

“We are pleased to have reached an agreement with BPPUS to acquire the majority stake of the Power JV, enhancing our strategic flexibility and accelerating the potential growth in our power business,” said Chris Kalnin, Chief Executive Officer of BKV. “The IPP market is fundamental to our long-term growth strategy, and our vision is for a single, clean platform to operate, build, and acquire power assets, with BKV-BPP Power serving as a consolidated funding vehicle for future development. Increasing our equity stake and assuming majority control of the joint venture strengthens our ability to capture and fully capitalize on the opportunities available in a key strategic growth market, driving substantial long-term value for our shareholders.”

The transaction was recommended to the BKV board of directors for approval by a special committee (the “Special Committee”) composed of independent, disinterested directors and advised by independent financial and legal advisors. Additionally, the board of directors of Banpu Power Public Company Limited (“BPP”), which is listed on the Stock Exchange of Thailand and is the sole stockholder of BPPUS, resolved to propose the transaction for shareholder approval at an Extraordinary General Meeting, following the audit committee and the board of directors’ review and recommendation in accordance with connected transaction requirements, and the appointment of an independent financial advisor to provide an opinion to shareholders.

BKV expects the potential transaction to close in the first quarter of 2026, subject to closing conditions, including approval by at least 75% of the disinterested shareholders of BPP attending the special meeting called for the purpose of the vote. Banpu North America Corporation, as the holder of a majority of the issued and outstanding shares of BKV common stock, has delivered to BKV its consent to approve the issuance of the Stock Consideration to BPPUS. As a result, BKV has not solicited and is not soliciting approval of the issuance of the Stock Consideration by any other holders of BKV common stock.

Baker Botts L.L.P. acted as legal counsel to BKV. Morris, Nichols, Arsht & Tunnell LLP acted as independent counsel to the Special Committee and Moelis & Company LLC served as independent financial advisor to the Special Committee.

About BKV Corporation

Headquartered in Denver, Colorado, BKV Corporation is a forward-thinking, growth-driven energy company focused on creating value for its stockholders. BKV's core business is to produce natural gas from its owned and operated upstream assets. BKV’s overall business is organized into four business lines: natural gas production; natural gas gathering, processing and transportation; power generation; and carbon capture, utilization and sequestration. BKV (and its predecessor entity) was founded in 2015, and BKV and its employees are committed to building a different kind of energy company. BKV is one of the top 20 gas-weighted natural gas producers in the United States and the largest natural gas producer by gross operated volume in the Barnett Shale. BKV Corporation is the parent company for the BKV family of companies. For more information, visit the BKV website at www.bkv.com.

About the BKV-BPP Power Joint Venture

BKV-BPP Power, a joint venture between BKV and BPPUS, owns the Temple I and Temple II plants, modern combined cycle gas and steam turbine power plants located in the Electric Reliability Council of Texas (“ERCOT”) North Zone in Temple, Texas. Each power plant delivers power to customers on the ERCOT power network in Texas. Temple I and Temple II have baseload design heat rates of approximately 6,904 Btu/kWh and 6,950 Btu/kWh, respectively.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the anticipated consummation of the potential transaction and the timing thereof. Forward-looking statements, which are not historical facts, include statements regarding BKV’s strategy, future operations, prospects, plans and objectives of management, and often contain words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “budget,” “plan,” “seek,” “envision,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” “will,” the negative of these terms and similar expressions, which are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements contained in this press release include, but are not limited to, statements regarding the expected benefits of the potential transaction to BKV, the anticipated consummation of the potential transaction and the timing thereof. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, including but not limited to assumptions, risks and uncertainties regarding satisfaction of the conditions precedent to consummate the potential transaction, including the approval by the disinterested stockholders of BPP, the timing to consummate the potential transaction, the effects of disruption to BKV’s business, transaction costs and BKV’s ability to achieve the benefits of the potential transaction. Other factors that could cause actual results to differ from those in forward-looking statements include the demand for power and the commercial success of BKV-BPP Power. As a result, actual results could differ materially from those indicated in these forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements discussed in BKV’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks and uncertainties addressed under the heading “Risk Factors” in BKV’s most recent Annual Report on Form 10-K filed and any subsequent Quarterly Reports on Form 10-Q. BKV undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Additional Information and Where You Can Find It

This press release does not constitute a solicitation of any vote or approval with respect to the potential transaction or issuance of the Stock Consideration at the closing thereof. In connection with the potential transaction, BKV expects to file an information statement and other documents with the SEC. INVESTORS AND STOCKHOLDERS OF BKV ARE ADVISED TO CAREFULLY READ ANY INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. The definitive information statement, when available, will be sent to BKV’s stockholders of record as of November 4, 2025. Investors and stockholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by BKV with the SEC from the SEC’s website at www.sec.gov. Stockholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from BKV’s website at www.BKV.com under the “Investors” tab under the heading “SEC Filings” under the “Financial Info” sub-tab.

Participants in the Solicitation

BKV and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the transaction. Information about BKV’s directors and executive officers is set forth in BKV’s proxy statement relating to its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2025. Other information regarding the participants in the consent solicitation and the interests of such persons, which may be different than those of BKV’s stockholders generally, will be contained in the information statement and other relevant materials to be filed with the SEC regarding the transaction when they become available.

For BKV:

Media Contact

Becky Escott

BKV Corporation

Senior Director, Corporate Communications

media@bkvcorp.com

Investor Contacts

Michael Hall

BKV Corporation

Vice President, Investor Relations

investorrelations@bkvcorp.com

Caldwell Bailey

ICR, Inc.

BKVIR@icrinc.com